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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------


                                    FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                November 13, 2002


                       Cabot Microelectronics Corporation
                      -----------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                     000-30205                36-4324765
             --------                     ---------                ----------
         (State or other                 (Commission              (IRS Employer
  jurisdiction of incorporation)         File Number)            Identification)


                    870 Commons Drive, Aurora, Illinois 60504
    ----------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (630) 375-6631
    ----------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not applicable
    ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.
         ------------

         On November 13, 2002, Cabot Microelectronics Corporation issued a press release entitled "Cabot Microelectronics to Post Form 4 Filings on Website," a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         (c)      Exhibits

                  The following exhibits are filed herewith:

                  99.1 Text of press release, dated November 13, 2002, entitled "Cabot Microelectronics to Post Form 4 Filings on Website."




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CABOT MICROELECTRONICS CORPORATION


Date: November 15, 2002                     By: /s/ Daniel S. Wobby
                                                --------------------------------
                                                Daniel S. Wobby
                                                Corporate Controller
                                                [Principal Accounting Officer]




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                                INDEX TO EXHIBITS

Exhibit
Number              Title
------              -----


99.1 Text of press release, dated November 13, 2002, entitled "Cabot Microelectronics to Post Form 4 Filings on Website."



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